UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2011

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Avnet, Inc. (the “Company”) was held on November 4, 2011. The following matters were submitted to a vote of the shareholders, the results of which are as follows:

1.	The shareholders elected the ten nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

			Broker
Director	For	Withheld	Non-Votes
Eleanor Baum	119,859,013	873,270	9,727,640
J. Veronica Biggins	103,605,720	17,126,563	9,727,640
Richard Hamada	119,951,159	781,124	9,727,640
Ehud Houminer	102,911,604	17,820,679	9,727,640
James A. Lawrence	117,419,490	3,312,793	9,727,640
Frank R. Noonan	120,327,046	405,237	9,727,640
Ray M. Robinson	99,736,669	20,995,614	9,727,640
William H. Schumann III	120,325,635	406,648	9,727,640
William P. Sullivan	101,006,101	19,726,182	9,727,640
Roy Vallee	117,960,568	2,771,715	9,727,640

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
97,339,981	22,499,650	892,652	9,727,640

3.	The proposal for shareholders to vote, on an advisory basis, on the frequency of the advisory vote on executive compensation received the following votes:

				Broker
1 year	2 years	3 years	Abstain	Non-Votes
110,734,765	210,277	9,639,252	147,989	9,727,640

4.	The shareholders approved the proposal to amend and restate the Avnet Employee Stock Purchase Plan. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
119,810,384	245,791	676,108	9,727,640

5.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
129,496,905	827,487	135,531	N/A

The Board of Directors determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted every year, until the next shareholder advisory vote on the frequency of the advisory vote on the compensation of the named executive officers of the Company.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

November 7, 2011	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer